Discontinued Operations and Assets Held for Sale (Details) - Schedule of Discontinued Operations/Assets Held for Sale Criteria For Cards Plus and the Multipay Operations - Discontinued Operations [Member] - USD ($)
	Jun. 30, 2023	Dec. 31, 2022
Current Assets:
Cash		$ 2,703
Accounts receivable, net		105,194
Other current assets		10,562
Current assets held for sale		118,459
Noncurrent Assets:
Property and equipment, net		27,595
Noncurrent assets held for sale		27,595
Total assets held for sale		146,054
Current Liabilities:
Accounts payable and accrued expenses		13,759
Total liabilities held for sale		$ 13,759